Exhibit 99.1

Eightco Regains Compliance with Nasdaq Listing Requirements

Easton, PA, September 24, 2024 (GLOBE NEWSWIRE) – Eightco Holdings Inc. (NASDAQ: OCTO) (the “Company” or “Eightco”) today announced that the Company received formal notice from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company has regained compliance with Nasdaq’s minimum bid price requirement (the “Bid Price Requirement”) set forth in Nasdaq Listing Rule 5550(a)(2), as well as Nasdaq’s stockholders’ equity requirement (“Equity Requirement”) set forth in Nasdaq Listing Rule 5550(b)(1).

To regain compliance with the Bid Price Requirement, the Company’s Common Stock was required to maintain a minimum closing bid price of $1.00 or more for a minimum of 10 consecutive trading days. The Notice confirmed that the Company’s Common Stock maintained a closing bid price above $1.00 for the last 20 consecutive trading days. Accordingly, this requirement had been met.

The notice also indicated that the Company had reported stockholders’ equity of $13,428,553 in its recently filed Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, which exceeded the required minimum stockholders’ equity of $2,500,000. As a result, the Company had also regained compliance with the Equity Requirement.

The Company’s Common Stock will continue to trade on The Nasdaq Capital Market tier of Nasdaq under the symbol “OCTO”.

About Eightco

Eightco (NASDAQ: OCTO) is committed to growth of its subsidiaries, made up of Forever 8, an inventory capital and management platform for e-commerce sellers, and Ferguson Containers, Inc., a provider of complete manufacturing and logistical solutions for product and packaging needs, through strategic management and investment. In addition, the Company is actively seeking new opportunities to add to its portfolio of technology solutions focused on the e-commerce ecosystem through strategic acquisitions. Through a combination of innovative strategies and focused execution, Eightco aims to create significant value and growth for its portfolio companies and stockholders.

For additional information, please visit www.8co.holdings

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Eightco’s ability to maintain compliance with the Nasdaq’s continued listing requirements; unexpected costs, charges or expenses that reduce Eightco’s capital resources; Eightco’s inability to raise adequate capital to fund its business; Eightco’s inability to innovate and attract users for Eightco’s products; future legislation and rulemaking negatively impacting digital assets; and shifting public and governmental positions on digital asset mining activity. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in forward-looking statements, see Eightco’s filings with the Securities and Exchange Commission (the “SEC”), including in its Annual Report on Form 10-K filed with the SEC on April 1, 2024. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:

Investor Relations

investors@8co.holdings